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                                                                   EXHIBIT 10.77

             GUARANTY OF LEASE FOR THE METRIS MINNETONKA BUILDING
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                                    GUARANTY
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         This Guaranty is made by Metris Companies, Inc., a Delaware corporation
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(individually and collectively, "Guarantor") to and for the benefit of Opus
Northwest, L.L.C., a Delaware limited liability company, its successors and assigns ("Landlord"), with respect to that Lease Agreement dated March 29, 1999, as amended from time to time (the "Lease") between Landlord and METRIS DIRECT, INC., a Delaware corporation ("Tenant") for the premises located in the Phase II Building of Crescent Ridge, Minnetonka, Minnesota (the "Premises"). Landlord is unwilling to enter into the Lease unless Guarantor executes and delivers this Guaranty and Guarantor is willing, as the parent company of Tenant and a direct recipient of the benefits of the Lease, to enter into this Guaranty in order to induce Landlord to enter into the Lease.

         Therefore, in consideration of Landlord entering into the lease, Guarantor agrees as follows:

         1. Guarantor jointly and severally, unconditionally, absolutely and irrevocably guarantees and promises (a) to pay to landlord, or order, any and all amounts, including, without limitation, Rent, as defined in the Lease, late charges, default interest, damages and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which are payable by Tenant (or its successor and assigns) under the Lease, and (b) the truthfulness and accuracy of all representations, warranties and certifications of Tenant, the satisfaction of all conditions by Tenant and the full and timely performance, and observance of all obligations to be performed, and observed by Tenant (or its successors and assigns), under or pursuant to the Lease (the "Obligations").

         2. The obligation of each Guarantor is primary, joint and several and independent of the obligation of any and every other Guarantor or of Tenant, and a separate action or actions may be brought and executed against any one or more Guarantor, whether or not such action is brought against Tenant or any other Guarantor and whether or not Tenant or any other Guarantor be jointed in such action or actions. This Guaranty is entered into by each of the individuals included to the term "Guarantor" on behalf of his or her community, if any, and as a community obligation as well as individually and as the individual obligation of each and may be enforced against the community property and separate property of each. This Guaranty shall apply to the parties hereto and their successors and assigns according to the context hereof and without regard to the number or gender of words or expressions used herein.

         3. This is an absolute and unconditional guaranty of payment and performance and not of collection and Guarantor unconditionally (a) waives any requirement that Landlord first make demand upon, or seek to enforce or exhaust remedies against, Tenant or any other person or entity (including any other Guarantor) or any of the collateral or property of Tenant or such other person or entity before demanding payment from, or seeking to enforce this Guaranty against, Guarantor;
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(b) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of Minnesota laws, statutes or rules which might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty; (c) covenants that this Guaranty will not be discharged until all of the Obligations are fully satisfied; (d) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of the Lease, or any limitation of the liability of Tenant or Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (e) waives notice of acceptance of this Guaranty, notice of defaults under the Lease, presentment, protest, demand and diligence.

         4. This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of the following with respect to the Lease, all without notice to, or the further consent of, Guarantor, and Guarantor hereby waives any and all defenses arising by reason of, (a) the waiver by Landlord of the observance or performance by Tenant, Guarantor or any one or more of them of any of the obligations, undertakings, conditions or other provisions contained in the Lease, except to the extent of such waiver; (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under the lease;
(c) the modification or amendment (whether material or otherwise) of any of the obligations of Tenant under, or any other provisions of the Lease, except to the extent of such modification or amendment; (d) the taking or the omission of any of the actions referred to in the Lease (including, without limitation, the giving of any consent referred to therein); (e) any failure, omission, delay or lack on the part of Landlord to enforce, assert or exercise any provision of the Lease, including any right, power or remedy conferred on Landlord in the Lease or any action on the part of Landlord granting indulgence or extension in any form; (f) the assignment to or assumption by any third party of any or all of the rights or obligations of Tenant under the Lease; (g) the release or discharge of Tenant from the performance or observance of or the impairment, limitation or modification of any obligation, undertaking or condition to be performed by Tenant under the Lease by operation of law, including any rejection or disaffirmance of the Lease in any bankruptcy or similar proceedings; (h) the receipt and acceptance by Landlord or any other person or entity of notes, checks or other instruments for the payment of money and extensions and renewals thereof; (i) any action, inaction or election of remedies by Landlord which results in any impairment or destruction of any subrogation rights of Guarantor, or any rights of Guarantor to proceed against any other person or entity for reimbursement, (j) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Minnesota or any other jurisdiction; (k) the termination or renewal of any of the Obligations or any other provision thereof, and (l) any merger, reorganization, structure change, ownership change or change in the name or any other change of Tenant or Guarantor.

         5. Guarantor represents and warrants to Landlord that: (a) Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will

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conflict with, or result in a breach of the terms or conditions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound, which conflict, breach, default, lien, charge or encumbrance could result in a material adverse change in the financial condition of Guarantor; (b) No further consents, approvals or authorizations are required for the execution and delivery of this Guaranty by Guarantor or for Guarantor's compliance with the terms and provisions of this Guaranty; (c) This Guaranty is the legal, valid and binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms; (d) Guarantor has the full power, authority, capacity and legal right to execute and deliver this Guaranty, and, to the extent Guarantor is a corporation or partnership, the parties executing this Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor; (e) Guarantor is not a "foreign corporation," "foreign partnership," "foreign trust," or "foreign estate," as those terms are defined in the U.S. Internal Revenue Code and the regulations promulgated thereunder;
(f) During the term of this Guaranty, Guarantor will not transfer or dispose of any material part of its assets except in the ordinary course of business for full and fair consideration and reasonably equivalent value; and (g) the Lease is conclusively presumed signed in reliance on this Guaranty and the assumption by Guarantor of its obligations under this Guaranty results in direct financial benefit to Guarantor.

         6. This Guaranty shall commence upon execution and delivery of the Lease and shall continue in full force and effect until all of the Obligations are duly, finally and permanently paid, performed and discharged and are not subject to any right of extension by Tenant. The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Tenant to Landlord are no longer subject to any right on the part of any person whomsoever, including but not limited to Tenant, Tenant as a debtor-in-possession and/or any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended (the "Code"). In the event that any such payments by Tenant to Landlord are disgorged after the making thereof, in whole or in part, or settled without litigation, to the extent of such disgorgement or settlement, Guarantor shall be liable for the full amount Landlord is required to repay plus interest, late charges, attorney's fees and any and all expenses paid or incurred by Landlord in connection therewith.

         7. Guarantor hereby unconditionally and irrevocably waives (a) any right to participate in any security now or hereafter held by Landlord or in any claim or remedy of Landlord or any other person against Tenant with respect to obligations guaranteed hereby, (b) any statute of limitations affecting Guarantor's liability hereunder, (c) all principles and provisions of law which conflict with the terms of this Guaranty,(d) diligence, presentment, demand for performance, notice of nonperformance, notice of intent to accelerate and acceleration, notice of protest, notice of dishonor, notice of execution of the Lease, notice of extension, renewal, alteration or amendment, notice of acceptance of this Guaranty and all other notices whatsoever, and (e) any right to prove or make any claim which competes with any proof or claim made by Landlord in the event of Tenant's bankruptcy

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or insolvency, until Landlord's claim has been fully satisfied. In the event that Guarantor shall have any claims against Tenant, any indebtedness of Tenant now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Tenant to Landlord. Any such indebtedness of Tenant to Guarantor, if Landlord so requests, shall be collected, enforced and received by Guarantor as trustee for Landlord and be paid over to Landlord on account of the obligations guaranteed hereby, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         8. It is not necessary for Landlord to inquire into the powers of Tenant or its officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantor shall be liable for the obligations of Tenant in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Tenant.

         9. In addition to the amounts guaranteed under this Guaranty, Guarantor agrees to pay (i) all of Landlord's attorneys' fees and other costs and expenses which may be incurred by Landlord in the enforcement of this Guaranty and which may be incurred by Landlord as a consequence of any default by Tenant under the Lease, and (ii) interest (including postpetition interest to the extent a petition is filed by or against Tenant under the Code) at the lower of 12% interest to the extent a petition is filed by or against Tenant under the
Code) at the lower of 12% interest to the extent a petition is filed by or against Tenant under the Code) at the lower of 12% interest per annum or the highest rate permitted by applicable law on any Obligations not paid when due.

         10. Guarantor hereby agrees to defend, indemnify and hold harmless Landlord from any loss, cause of action, claim, cost, expense or fee, including but not limited to attorneys' fees, suffered or occasioned by the failure of Tenant to satisfy its obligations under the Lease. The obligations of Guarantor under this paragraph shall be independent, primary, joint and several obligations of Guarantor. The agreement to indemnify, protect, defend and hold harmless Landlord contained in this paragraph shall be enforceable notwithstanding the invalidity or unenforceability of the Lease or the invalidity or unenforceability of any other paragraph contained in this Guaranty.

         11. All moneys available to Landlord for application in payment or reduction of the liabilities of Tenant under the Lease may be applied by Landlord to the payment or reduction of such liabilities of Tenant, in such manner, in such amounts and at such time or times as Landlord may elect.

         12. This Guaranty shall be governed by the laws of the State of Minnesota, without giving effect to conflict of laws principles. Guarantor unconditionally and irrevocably consents and agrees that any legal action brought under this Guaranty may be brought in any state court of the State of Minnesota or any federal district court in Minnesota.

         13. All of Landlord's rights and remedies under the Lease and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others.

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         14.   This Guaranty is solely for the benefit of Landlord, its
successors and assigns, and is not intended to nor shall be deemed to be for the benefit of any third party, including, without limitation, Tenant.

         15. The terms "Landlord" and "Tenant" as used herein shall be deemed to include each party's respective successors and assigns. The assignment by Landlord of the lease, and/or the avails and proceeds thereof, made either with or without notice to Guarantor, shall in no manner release Guarantor from any liability as Guarantor hereunder Landlord's consent to any assignment(s) by Tenant, unless otherwise agreed, made either with or without notice to Guarantor, shall in no manner release Guarantor from any liability as Guarantor hereunder. Landlord's consent to a release of Guarantor in connection with an approved assignment or sublease shall not be unreasonably withheld.

         16. If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

         DATED as of June 9, 1999.

                                        Metris Companies, Inc.



                                        By: /s/ Ronald Zebeck
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                                            Name: Ronald Zebeck
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                                            Title: President & CEO
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